Defined Asset Funds®

Quantitative Research
2001 Series
C

Standard & Poor's Intrinsic Value Portfolio

Growth Potential at a Reasonable Price…

Merrill Lynch

When it comes to making major purchases, everyone wants the most for their money. Whether you 're buying a new car, home or vacation package, you want to feel good about your decision. The same principle holds true when it comes to analyzing companies—investors want the most for their investment dollar. Defined Asset Funds® lessens the guesswork with our...

Standard & Poor's* Intrinsic Value Portfolio

Determining Intrinsic Value
Our Portfolio Consultant, Standard & Poor's, starts by looking at a company's intrinsic value. We view intrinsic value as an estimate of what a company is worth today based on expectations of its future growth. The goal is to identify stocks with intrinsic values higher than their current market prices.

A Proprietary Screening Process Standard & Poor's uses the screening process illustrated at the left to determine the stocks for the Portfolio. This proprietary analytical process uses a combination of fundamental and valuation measurements to identify stocks believed to have growth potential.

• Companies with High Cash Flow
Starting with its Compustat Database*, Standard & Poor's identifies companies with high positive cash flow.

• Profitability
Companies with net profit margins of 15% or more for the last year are screened. This measures a company's franchise value.

Next, return on equity of more than 15% for the most recent four quarters and each of the last three fiscal years, measures how efficiently a company uses its capital.

• Market Acceptance
This screen selects companies that have been able to add more than one dollar of market value for each dollar of earnings retained. This measures market acceptance and momentum.

• Eliminate Overpriced Stocks
Stocks which trade above their Intrinsic Value are eliminated.

• Other Factors
Defined Asset Funds reviews the remaining stocks for market capitalization, liquidity and other factors. Only those stocks which pass all of the above screens, at the time of the Portfolio's formation, are included in the Standard & Poor's Intrinsic Value Portfolio.

The Portfolio
The Standard & Poor's Intrinsic Value Portfolio seeks capital appreciation by investing in a fixed Portfolio of stocks that we believe have potential for growth, based on a combination of fundamental and valuation measurements. After about a year, we intend to reapply the screening process to select a new Portfolio. At that time, you can choose to either redeem your investment, or roll your proceeds into the next Portfolio, if available, at a reduced sales charge. Although this Portfolio is a one-year investment, we recommend that you stay with the Strategy for at least three to five years for potentially more consistent results.

Past Performance of Prior Defined Technology Portfolios
Past performance is no guarantee of future results.
From Inception Through 12/31/00 (including annual rollovers)			Most Recently Completed Portfolio

Series	Inception Date	Return	Period	Return
C	11/21/96	15.92%	12/14/98—1/14/00	33.38%
A	4/2/97	18.60	4/19/99—5/19/00	13.36
B	8/6/97	14.82	8/16/99—9/15/00	23.90

The chart above shows average annual total returns which represent price changes plus dividends reinvested, divided by the initial public offering price and reflect maximum sales charges and expenses. From Inception returns differ from Most Recently Completed Portfolio returns because the former figures reflect different performance periods and a reduced sales charge on annual rollovers.

A DEFINED PORTFOLIO

Company	Symbol
ALLTEL Corporation ALLTEL provides wireless and wireline communications and information services, including telephone directories.	AT
Altera Corporation[†] This company's products include a variety of programmable logic devices serving the telecommunications, data communications and industrial applications markets.	ALTR
America Online, Inc.[†] Providing interactive communications and services through America Online and CompuServe, AOL's web sites offer personalized news service, electronic mail and an online community center.	AOL
AmeriCredit Corporation[†] This national consumer finance company specializes in purchasing, securitizing and servicing of automobile loans.	ACF
BellSouth Corporation With operations in the U.S. and other countries, BellSouth provides telecommunications services, systems and products.	BLS
Biogen, Inc.[†] Biogen develops and makes pharmaceuticals for human healthcare. The company's focus is on developing and testing products for the treatment of multiple sclerosis and kidney and inflammatory diseases.	BGEN
Brown & Brown, Inc. This diversified insurance brokerage and agency markets and sells primarily property and casualty insurance.	BRO
Carnival Corporation Carnival owns or has interests in several cruise lines and tour companies.	CCL
Dionex Corporation[†] This company's chromatography systems are used for chemical analysis.	DNEX
Franklin Resources, Inc. Franklin Resources provides investment management, marketing, distribution, transfer agency and administrative services to open- and closed-end investment companies.	BEN
Gannett Company, Inc. This international news and information company publishes various daily newspapers including USA Today. It also operates television stations in major markets throughout the U.S.	GCI
Gentex Corporation[†] Gentex manufactures automatic-dimming rearview mirrors for the automotive industry and fire protection products for commercial applications.	GNTX
Intel Corporation This company designs, manufactures and sells computer components and related products.	INTC
International Game Technology[†] Selling products worldwide, this company designs and manufactures computerized casino gaming systems.	IGT
The John Nuveen Company Nuveen provides customized individual accounts, mutual funds, exchange-traded funds and defined portfolios as well as municipal institutional and corporate investment banking and asset management services.	JNC
Lincare Holdings, Inc.[†] Lincare provides oxygen and other respiratory therapy services to home-care patients typically suffering from emphysema, chronic bronchitis or asthma.	LNCR
Linear Technology Corporation This company's linear integrated circuits are used in telecommunications, cellular telephones and networking products.	LLTC
MGIC Investment Corporation Through its Mortgage Guaranty Insurance Corp. unit, this holding company is a leading U.S. provider of private mortgage insurance coverage.	MTG
Microsoft Corporation[†] The world's largest software company, Microsoft products include the Windows operating system and Office application suite.	MSFT
Oracle Corporation[†] Oracle's software runs a variety of computers. The company offers databases, application development and decision support tools.	ORCL
Orbotech, Ltd.[†‡] This company develops, manufactures, markets and services automated optical inspection systems and imaging solutions.	ORBK
The PMI Group, Inc. PMI Group primarily provides private mortgage insurance to mortgage lenders.	PMI
T. Rowe Price Group, Inc. This asset management firm provides no-load mutual funds for individual investors and corporate retirement programs.	TROW
Tellabs, Inc.[†] Tellabs manufactures voice and data equipment used worldwide in public and private communications networks.	TLAB
Verizon Communications, Inc. This world-wide company provides wireline, wireless and Internet services and published directory information.	VZ
Watson Pharmaceuticals, Inc.[†] Watson Pharmaceuticals makes and sells proprietary and off-patent pharmaceuticals and develops therapeutic drugs.	WPI

The Portfolio does not reflect any research opinions or buy and sell recommendations of any of the sponsors.

* "Standard & Poor's" is a trademark of The McGraw-Hill Companies, Inc. and has been licensed for use by Defined Asset Funds. The Portfolio is not sponsored, managed, sold or promoted by Standard & Poor's. Compustat Database is a proprietary product of Standard & Poor's.

† This stock currently does not pay dividends.

‡ This issuer is a foreign entity; dividends, if any, may be subject to withholding taxes.

Defined Asset Funds — Our Philosophy

At Defined Asset Funds, we believe that knowledge and discipline are essential to sound investment planning. For this reason, our unit investment trusts provide the information to help you invest appropriately, and the discipline to help you stay on course.

We've found that diversity and drive can be key to uncovering compelling investments. To this end, our experienced team of research analysts and securities traders searches Wall Street and beyond, creating portfolios for strong potential. Our equity funds seek to capitalize on vibrant economic sectors, innovative quantitative strategies and thorough fundamental analysis. Our fixed-income funds offer the regular income and stability to help balance and diversify your investment assets.

At Defined Asset Funds, we set the foundation for each of our portfolios in this way, because we have a very important goal in mind — yours.

QUANTITATIVE RESEARCH & INDEX
Institutional Holdings Portfolio
S&P 500 Trust
S&P MidCap Trust
Select S&P Industrial Portfolio
Select Growth Portfolio
Select Large-Cap Growth Portfolio
Select Ten Portfolio (DJIA)
Standard & Poor's Intrinsic Value Portfolio
United Kingdom Portfolio (Financial Times Index)

SECTOR
Biotechnology Portfolio
Broadband Portfolio
Energy Portfolio
Financial Services Portfolio
Health Care Trust
Internet Portfolio
Media Portfolio
Real Estate Income Fund
Tele-Global Trust
Utility Portfolio

FUNDAMENTAL RESEARCH
Baby Boom Economy PortfoliosSM
Earnings Growth Consistency Portfolio
European Growth Portfolio
Premier American Portfolio
Premier World Portfolio
Western Premier Portfolio

FIXED INCOME
Corporate Funds
Government Funds
Municipal Funds

Defining Your Risks Please keep in mind the following factors when considering this investment. Your financial professional will be happy to answer any questions you may have.

  The value of your investment will fluctuate with the prices of the underlying stocks. Stock prices can be volatile.

  This Portfolio is designed for investors who can assume the risks associated with equity investments having above-average price volatility. It may not be appropriate for investors seeking capital preservation or current income.

  There can be no assurance that this Portfolio will meet its objective or that the unit price will not decrease.

Tax Efficiency

When seeking capital appreciation, managing tax liability on capital gains can be vital to your overall return. By holding this Portfolio for more than one year, individuals may be eligible for favorable federal tax rates on net long-term capital gains (currently no more than 20%).

Generally, dividends and any net capital gains will be subject to tax each year, whether or not reinvested. However, on rollovers to future Portfolios, if available, certain investors may defer recognition of gains and losses on stocks that are transferred to the new Portfolio. Please consult your tax advisor concerning state and local taxation.

Defining Your Costs You will pay an initial sales charge of about 1% the first time you buy. In addition, you'll pay a deferred sales charge of $15.00 per 1,000 units.
Unitholder Fees	Maximum as a % of the Amount Invested

Creation and Development Fee (as a % of net assets)	0.30%
Sales Charges	2.50%
Total Maximum Sales Charges (including Creation and Development Fee)	2.80%

If you sell your units before termination, any remaining balance of your deferred sales charge will be deducted, along with the estimated costs of selling Portfolio securities, from the proceeds you receive. If you roll over to a successor Portfolio, if available, the initial sales charge on that Portfolio will be waived. You will only pay the deferred sales charge.

Portfolio Expenses	Amount per 1,000 Units

Estimated Operating Expenses (0.227% of net assets)	$2.25
Estimated Organization Costs	$2.75

Volume Purchase Discounts

For larger purchases, the initial sales charge (but not the Creation and Development Fee) is reduced to put more of your investment dollars to work for you. The deferred sales charge will not change.

If You Invest:	Your Initial Sales Charge Will Be:§

Less than $50,000	1.00%
$50,000 to $99,999	0.75
$100,000 to $249,999	0.25
$250,000 to $999,999	0.00

If you invest $1,000,000 or more, you will not pay any initial sales charge and you will receive additional units, effectively reducing your deferred sales charge to 0.75% of your investment.

§ These percentages are based on a unit price of $1,000 per 1,000 units and will vary as the unit price changes.

Seek Intrinsic Value Today!

You can get started with $250. Call your financial professional to learn how the Standard & Poor's Intrinsic Value Portfolio may help to meet your personal investment goals and how it may be appropriate for your IRA account. You may request a free prospectus containing more complete information, including sales charges, expenses and special considerations associated with the risks of international investing including currency risk. You may also download a prospectus from our Web site address listed above. Please read it carefully before you invest or send money.

The information in this brochure is not complete and may be changed. We may not sell the securities of the next Portfolio until the registration statement filed with the Securities and Exchange Commission is effective. This brochure is not an offer to sell these securities and is not soliciting an offer to buy these securities in any state where the offer or sale is not permitted.

Printed on Recycled Paper	11571BR-1/01
© 2001 Merrill Lynch, Pierce, Fenner & Smith Incorporated. Member SIPC. Defined Asset Funds is a registered service mark of Merrill Lynch & Co., Inc.